SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 2, 2011

WASHINGTON REAL ESTATE INVESTMENT TRUST

(Exact Name of Registrant as Specified in its Charter)

Maryland	1-6622	53-0261100
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6110 Executive Boulevard, Suite 800, Rockville, Maryland 20852

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (301) 984-9400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A (this “Amendment”) updates information originally provided in a Current Report on Form 8-K, filed September 9, 2011 (the “Original Filing”), in which WRIT reported closing on the first three out of five separate purchase and sale agreements to effectuate the sale of WRIT’s entire industrial portfolio and two office properties. Except for the following, this Amendment does not modify or update any other disclosure contained in the Original Filing, and this Amendment should be read in conjunction with the Original Filing and WRIT’s Current Report on Form 8-K, filed August 9, 2011.

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth in Item 2.01 with respect to the amendment to Purchase and Sale Agreement #5 is hereby incorporated by reference herein.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On October 3, 2011, WRIT closed on the fourth purchase and sale agreement. The sales price under this agreement is $44,554,233. The projected closing date for the last remaining transaction is November 1, 2011.

The properties, purchase prices and actual/projected closing dates under each of the purchase and sale agreements are as follows:

Purchase and Sale Agreement #1 ($51,674,074; closed on September 2, 2011):

1.	8880 Gorman Road

2.	Dulles South IV

3.	Fullerton Business Center

4.	Hampton Overlook

5.	Alban Business Center

Purchase and Sale Agreement #2 ($51,667,308; closed on September 2, 2011):

1.	Pickett Industrial Park

2.	Northern Virginia Industrial Park I

Purchase and Sale Agreement #3 ($132,419,061; closed on September 2, 2011):

1.	Albemarle Point

2.	270 Technology Park I

3.	270 Technology Park II

4.	The Crescent

5.	Fullerton Industrial Center

6.	Sully Square

7.	9950 Business Parkway

8.	Hampton South Phase I

9.	Hampton South Phase II

10.	8900 Telegraph Road

Purchase and Sale Agreement #4 ($44,554,233; closed on October 3, 2011):

1.	Northern Virginia Industrial Park II

Purchase and Sale Agreement #5 ($69,685,324; (subject to potential adjustment per the following paragraph); closing expected on or about November 1, 2011):

1.	6100 Columbia Park Road

2.	Dulles Business Park I

3.	Dulles Business Park II

        On October 5, 2011 WRIT entered into an amendment to Purchase and Sale Agreement #5 under which WRIT agreed to seek prepayment of the mortgage note secured by Dulles Business Park II prior to closing the sale. Under the terms of the amendment, if WRIT can prepay the mortgage note prior to November 1, 2011, then the sale will close on November 1, 2011 and the sales price will be increased by $875,000 to $70,560,324, substantially offsetting the penalties incurred by WRIT for the prepayment of the mortgage note. If WRIT cannot prepay the mortgage note prior to November 1, 2011, then the closing date for the sale will occur on November 10, 2011 or the earliest date on which the mortgage note lender accepts prepayment of the mortgage note, and the increase in the sales price will be equal to the amount of the prepayment penalties incurred.

The foregoing description of the purchase and sale agreements does not purport to be complete and is qualified in its entirety by reference to the purchase and sale agreements, copies of which were filed as Exhibits to the Current Report on Form 8-K filed on August 9, 2011. Purchase and Sale Agreement #5 is subject to closing conditions and other terms and conditions customary for real estate transactions.

A copy of the amendment to Purchase and Sale Agreement #5 is filed as exhibit 10.42 and is incorporated herein by reference.

ITEM 9.01.	Financial Statements and Exhibits.

(b)	Pro Forma Financial Information

The pro forma financial statements reflecting the disposition of the properties included in all five of the purchase and sale agreements listed above, as well as for Dulles Station, Phase I, which was sold on April 5, 2011, were filed as exhibit 99.1 to the Original Filing.

(d)	Exhibits

The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBITS

10.42	First Amendment to Purchase and Sale Agreement, dated as of October 5, 2011, for 6100 Columbia Park Road, Dulles Business Park I and Dulles Business Park II.

99.1	Press release issued October 3, 2011 regarding the completion of the second phase of the Industrial Portfolio sale.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON REAL ESTATE INVESTMENT TRUST

By:	/s/ Laura M. Franklin
Laura M. Franklin

Executive Vice President Accounting,
Administration and Corporate Secretary

Date: October 6, 2011